Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Annapolis Outback, Inc.	MD
BBI International Holdings, Inc.	FL
BBI Ristorante Italiano, LLC	FL
Bel Air Outback, Inc.	MD
BFG Nebraska, Inc.	FL
BFG New Jersey Services, Limited Partnership	FL
BFG Oklahoma, Inc.	FL
BFG Pennsylvania Services, Ltd	FL
BFG/FPS of Marlton Partnership	FL
Bloom Brands Holdings I C.V.	NL
Bloom Brands Holdings II C.V.	NL
Bloom Group Holdings B.V.	NL
Bloom Group Restaurants, LLC	FL
Bloom No.1 Limited	HK
Bloomin’ Brands Gift Card Services, LLC	FL
Bloomin’ Brands International, LLC	FL
Bonefish Baltimore County, LLC	MD
Bonefish Beverages, LLC	TX
Bonefish Brandywine, LLC	MD
Bonefish Designated Partner, LLC	DE
Bonefish Grill International, LLC	FL
Bonefish Grill, LLC	FL
Bonefish Holdings, LLC	TX
Bonefish Kansas LLC	KS
Bonefish of Bel Air, LLC	MD
Bonefish of Gaithersburg, Inc.	MD
Bonefish/Anne Arundel, LLC	MD
Bonefish/Asheville, Limited Partnership	FL
Bonefish/Carolinas, Limited Partnership	FL
Bonefish/Columbus-I, Limited Partnership	FL
Bonefish/Crescent Springs, Limited Partnership	FL
Bonefish/Fredericksburg, Limited Partnership	FL
Bonefish/Glen Burnie, LLC	MD
Bonefish/Greensboro, Limited Partnership	FL
Bonefish/Hyde Park, Limited Partnership	FL
Bonefish/Newport News, Limited Partnership	FL
Bonefish/Richmond, Limited Partnership	FL
Bonefish/Southern Virginia, Limited Partnership	FL
Bonefish/Virginia, Limited Partnership	FL
Carrabba’s Designated Partner, LLC	DE
Carrabba’s Italian Grill of Howard County, Inc.	MD
Carrabba’s Italian Grill of Overlea, Inc.	MD
Carrabba’s Italian Grill, LLC	FL
Carrabba’s Kansas LLC	KS
Carrabba’s of Bowie, LLC	MD
Carrabba’s of Germantown, Inc.	MD
Carrabba’s of Ocean City, Inc.	MD
Carrabba’s of Pasadena, Inc.	MD
Carrabba’s of Waldorf, Inc.	MD
Carrabba’s/Birmingham 280, Limited Partnership	FL
Carrabba’s/DC-I, Limited Partnership	FL
CIG Omaha, Inc.	FL
CIGI Beverages of Texas, LLC	TX
CIGI Florida Services, Ltd	FL

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
CIGI Holdings, LLC	TX
CIGI Oklahoma, Inc.	FL
CIGI/BFG of East Brunswick Partnership	FL
DoorSide, LLC	FL
Dutch Holdings I, LLC	FL
Fleming’s Beverages, LLC	TX
Fleming’s International, LLC	FL
Fleming’s/Outback Holdings, LLC	TX
FPS NEBRASKA, INC.	FL
FPS Oklahoma, Inc.	FL
Frederick Outback, Inc.	MD
Hagerstown Outback, Inc.	MD
New Private Restaurant Properties, LLC	DE
OBTex Holdings, LLC	TX
Ocean City Outback, Inc.	MD
OS Management, Inc.	FL
OS Niagara Falls, LLC	FL
OS Prime, LLC	FL
OS Realty, LLC	FL
OS Restaurant Services, LLC	FL
OSF Florida Services, Ltd	FL
OSF Nebraska, Inc.	FL
OSF New York Services, Limited Partnership	FL
OSF Oklahoma, Inc.	FL
OSF Virginia Services, Limited Partnership	FL
OSF/BFG of Deptford Partnership	FL
OSF/BFG of Lawrenceville Partnership	FL
OSF/CIGI of Evesham Partnership	FL
OSI HoldCo, Inc.	DE
OSI HoldCo I, Inc.	DE
OSI HoldCo II, Inc.	DE
OSI International, LLC	FL
OSI Restaurant Partners, LLC	DE
OSI/Fleming’s, LLC	DE
Outback & Carrabba’s of New Mexico, Inc.	NM
Outback Alabama, Inc.	AL
Outback Beverages of Texas, LLC	TX
Outback Designated Partner, LLC	DE
Outback Kansas LLC	KS
Outback of Aspen Hill, Inc.	MD
Outback of Calvert County, Inc.	MD
Outback of Carroll County, Inc.	MD
Outback of Conway, Inc.	AR
Outback of La Plata, Inc.	MD
Outback of Laurel, LLC	MD
Outback of Silver Spring, Inc.	MD
Outback of Waldorf, Inc.	MD
Outback Philippines Development Holdings Corporation	PI
Outback Puerto Rico Designated Partner, LLC	DE
Outback Steakhouse International Investments, Co.	CI
Outback Steakhouse International, L.P.	GA
Outback Steakhouse International, LLC	FL
Outback Steakhouse of Canton, Inc.	MD
Outback Steakhouse of Florida, LLC	FL

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Outback Steakhouse of Howard County, Inc.	MD
Outback Steakhouse of Jonesboro, Inc.	AR
Outback Steakhouse of Salisbury, Inc.	MD
Outback Steakhouse of St. Mary’s County, Inc.	MD
Outback Steakhouse Restaurantes Brasil, S.A. (f/k/a Bloom Holdco)	BR
Outback Steakhouse West Virginia, Inc.	WV
Outback/Carrabba’s Partnership	FL
Outback/Fleming’s Designated Partner, LLC	DE
Outback/Stone-II, Limited Partnership	FL
Outback-Carrabba’s of Hunt Valley, Inc.	MD
Owings Mills Incorporated	MD
Perry Hall Outback, Inc.	MD
Prince George’s County Outback, Inc.	MD
Private Restaurant Master Lessee, LLC	DE